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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



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                                       FORM 8-K

                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



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                                     July 1, 1997
                   Date of report (Date of earliest event reported)

                               AMERICAN RE CORPORATION
                (Exact name of registrant as specified in its charter)

    DELAWARE                      1-11688                  13-3672116
(State or Other jurisdiction (Commission File Number) (I.R.S. Employer
of incorporation or organization)                     Identification No.)


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                                555 COLLEGE ROAD EAST
                             PRINCETON, NEW JERSEY 08543
                                    (609) 243-4200
      (Address including zip code, and telephone number, including area code, of registrant's principal executive office)



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 ITEM 5.  OTHER EVENTS.

On July 1, 1997, American Re Corporation ("American Re"), and its parent company, Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen ("Munich Re"), completed the merger of Munich American Reinsurance Company ("MARC") into American Re-Insurance Company, the principal reinsurance subsidiary of American Re (the "Merger"). Prior to the Merger, MARC was owned 50% by Munich Re, 40% by Allianz Aktiengesellschaft and 10% by VICTORIA Versicherung AG. In addition, on July 3, 1997, Munich Re contributed the assets and liabilities of its U.S. Branch to American Re-Insurance Company in exchange for additional shares of American Re. As a result of these transactions, the minority interests in MARC held by Allianz Aktiengesellschaft and VICTORIA Versicherung AG were exchanged for minority interests in American Re common stock equal to less than 9% on an aggregate basis, and Munich Re continues to own over 91% of the outstanding common stock of American Re. As a result of these transactions, American Re-Insurance Company had, on a pro forma basis, as of March 31, 1997, statutory admitted assets of more than $8 billion and statutory surplus of more than $2 billion.

A copy of the Press Release dated July 7, 1997 issued by American Re relating to the transactions is filed as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         4.1 Agreement and Plan of Merger by and among American Re-Insurance Company, American Re Corporation, Munich American Reinsurance Company, Munich Re, Munich Re U. S. Branch, Allianz
              Aktiengesellschaft and VICTORIA Versicherung AG dated as of July 1, 1997.

         4.2 Domestication Agreement between Munich Re, American Re Corporation and American Re-Insurance Company, dated as of June 24, 1997 and made effective as of July 3, 1997.

         99   American Re Press Release dated July 7, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICAN RE CORPORATION
                                       (Registrant)

                                         /s/ Robert K. Burgess
                                       --------------------------
                                       Robert K. Burgess
                                       Executive Vice President, General
                                       Counsel and Secretary
Dated:  July 15, 1997

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                                  INDEX TO EXHIBITS



                                                       PAGE NUMBER IN
                                                         SEQUENTIAL
EXHIBIT NO.                  DESCRIPTION              NUMBERING SYSTEM


4.1                Agreement and Plan of Merger by and
                   among American Re-Insurance Company,
                   American Re Corporation, Munich American
                   Reinsurance Company, Munich Re, Munich
                   Re U. S. Branch, Allianz
                   Aktiengesellschaft and VICTORIA
                   Versicherung AG dated as of July 1,
                   1997.



4.2                Domestication Agreement between Munich
                   Re, American Re Corporation and American
                   Re-Insurance Company, dated as of June
                   24, 1997 and made effective as of July
                   3, 1997.


99                 Press Release dated July 7, 1997.